Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2025 TWD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 TWD ($)
Classes Of Inventories [Abstract]
Raw materials	$ 10,078,373		$ 10,731,866
Supplies and spare parts	5,996,339		6,238,353
Work in process	18,555,155		16,051,506
Finished goods	2,598,516		2,760,739
Total	$ 37,228,383	$ 1,186,751	$ 35,782,464